SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  June 24, 2004
                                  -------------


                                LORAL ORION, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

        Delaware                  0-22085               52-2008654
        -----------------------------------------------------------
        (State or other         (Commission             (IRS Employer
        jurisdiction of         File Number)            Identification
        incorporation)                                      Number)


             500 Hills Drive, Bedminster, New Jersey        07921
        -----------------------------------------------------------
               (Address of principal executive offices)   (Zip Code)


               Registrant's telephone number, including area code:
                                 (908) 470-2300
        -----------------------------------------------------------



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Item 9. Regulation FD Disclosure

     On June 24, 2004, Loral Space & Communications Ltd. filed its monthly consolidated operating report for the period of April 24, 2004 through May 21, 2004 (the "Operating Report") with the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Certain information pertaining to Loral Orion, Inc. (the "Company") is contained in the schedules to the Operating Report. Copies of the Operating Report may be obtained from the Bankruptcy Court's website located at http://www.nysb.uscourts.gov.

     Limitation on Incorporation by Reference

     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

     Cautionary Statement Regarding Financial and Operating Data

     The Operating Report contains financial statements and other financial information (including the information pertaining to the Company) that have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Operating Report is in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes. The Operating Report contains information for periods different from those required in the Company's reports pursuant to the Exchange Act, and that information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Information set forth in the Operating Report pertaining to the Company should not be viewed as indicative of future results.


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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Loral Orion, Inc.

                              By:  /s/ Janet Yeung
                                   ---------------
                              Name:   Janet Yeung
                              Title:  Vice President and Assistant Secretary




Date:  June 24, 2004


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